UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2005

SLM Student Loan Trust 1999-3

(Exact name of registrant as specified in its charter)

Delaware	(333-30392)	54-1957208

(State or other	(Commission File Numbers)
Jurisdiction of		(I.R.S. employer
Incorporation)		Identification No.)

12061 Bluemont Way, V3419
Reston, Virginia 20190
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 3

Item 8.01. OTHER EVENTS

On April 25, 2005, the SLM Student Loan Trust 1999-3 (the “Trust”) made its twenty-second regular quarterly distribution of funds to holders of its Student Loan-Backed Notes. Sallie Mae, Inc., as the administrator, distributed the Quarterly Servicing Report for the Trust dated as of March 31, 2005 to the Trust’s noteholders of record.

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The Administrator is filing, on behalf of the Trust, the Quarterly Servicing Report reflecting the Trust’s activities for the period ended March 31, 2005 as an Exhibit to this Form 8-K. The Quarterly Servicing Report as well as other information about the Trust are also available on the Administrator’s website at http://www2.salliemae.com/investors/debtasset/slmsltrusts/.

     (c) Exhibits

19.1         Quarterly Servicing Report for SLM Student Loan Trust 1999-3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2005

SLM STUDENT LOAN TRUST 1999-3

By: SALLIE MAE, INC.,
the Administrator

By:	/s/ C. E. Andrews

Name: C. E. Andrews
Title: Executive Vice President, Accounting and Risk Management

Exhibit Index appears on Page 3

INDEX TO EXHIBITS

Exhibit Number	Exhibit

19.1	Quarterly Servicing Report for SLM Student Loan Trust 1999-3

Exhibit Index appears on Page 3